Exhibit 10.84

TENTH AMENDMENT

TO

LEASE OF OFFICE SPACE BETWEEN

BROOKFIELD DB INC., AS THE SUCCESSOR-IN-INTEREST TO

BROOKFIELD DEVELOPMENT CALIFORNIA INC. AND

BCED MINNESOTA INC. (“LANDLORD’’) AND DAIN RAUSCHER CORPORATION,

AS SUCCESSOR-IN-INTEREST TO INTERRA FINANCIAL INCORPORATED

AND INTER-REGIONAL FINANCIAL GROUP INC. (“TENANT’’)

THIS TENTH AMENDMENT is made and entered into as of this 9th day of December,1999 by and between Brookfield DB Inc., as the successor-in-interest to Brookfield Development California Inc. and BCED Minnesota Inc. (“Landlord”) and Dain Rauscher Corporation, as successor in interest to Interra Financial Incorporated and Inter-Regional Financial Group Inc., (‘‘Tenant”).

WITNESSETH THAT:

WHEREAS, BCED Minnesota Inc. (“BCED”) as lessor and predecessor-in-interest to Landlord and Tenant, made and entered into that certain Lease of Office Space dated as of February 6, 1989 (the “Initial Lease”), covering among other things space in the Dain Bosworth Plaza located on the parcel of land in the City of Minneapolis, Minnesota that is legally described on Exhibit A attached hereto and made a part hereof; the Initial Lease was amended by that certain First Amendment to Lease of Office Space dated as of May 14, 1991, by that certain Second Amendment of Lease to Office Space dated as of December 23, 1991, by that certain Third Amendment to Lease of Office Space dated as of July 15, 1992, by that certain Fourth Amendment to Lease of Office Space dated July 29, 1993, by that certain Fifth Amendment to Lease of Office Space dated March 30, 1994 (“Fifth Amendment”), by that Letter Agreement (the “Letter Agreement”) dated May 3, 1994, by that Sixth Amendment to Lease of Office Space dated as of November 27, 1996, by that Seventh Amendment to Lease of Office Space dated as of ·August 22, 1997, by that Eight Amendment to Lease of Office Space dated May 29, 1998, and by that Ninth Amendment to Lease of Office Space dated February 16, 1999 (the Initial Lease as so amended is referred to herein as the “Lease”); and

WHEREAS, Landlord and Tenant desire to further supplement and amend the Lease as hereinafter provided.

NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that the Lease is hereby supplemented and amended as follows:

1.0	Definitions

1.1	Except as specifically defined herein, all captioned terms shall have the meanings given them in the Lease.

2.0	Replacement Definitions

2.1

Landlord shall be obligated to provide Tenant written notice prior to November 1, 2002 as to whether the Sixth Expansion Option is located on the ninth (9th) or twenty-third (23rd) floor of the Building. Provided that Landlord can recapture the Ninth (9th) Floor of the Building from the existing tenant on or before October 1, 2003, then in this Tenth Amendment:

(a)	Section l.2(u) of the Fifth Amendment is hereby deleted and replaced with the following:

“(u)	‘Eighth Expansion Option Space’ means approximately 19,259 Square Feet located on the Twenty-Fourth (24th) Floor of the Building.”

(b)	Section 23.0l(f) of the Lease, as modified by Section 10.01 of the Fifth Amendment, is hereby deleted and replaced with the following:

“(f)

An Option (the “Sixth Expansion Option”) to add to the Premises all of the Square Feet on the Ninth (9th) Floor of the Building. The Sixth Expansion Option shall be exercised, if at all, by written notice from Tenant to Landlord given not later than December 2, 2002.

(c)	Section 23.0l(g) of the Lease, as modified by Section 10.01 of the Fifth Amendment, is hereby deleted and replaced with the following:

“(g)

An Option (the “Seventh Expansion Option”) to add to the Premises all of the Square Feet on the Twenty-Third (23rd) Floor of the Building. The Seventh Expansion Option shall be exercised, if at all, by written notice from Tenant to Landlord given not later than December 2, 2004. Any such notice of exercise shall be effective if and only if at the time of giving of such notice this Lease has been extended for the first Extended Term in accordance with Article 3.02.”

In the event Landlord is unable to recapture the Ninth (9th) Floor of the Building from the existing tenant, then the “Sixth Expansion Option,” “Seventh Expansion Option,” and “Eighth Expansion Option Space” shall be as defined in the Fifth Amendment with no modification.

3.0	Lease

Except as herein specified, supplemented, and amended, this Lease shall remain in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Tenth Amendment as of the date first written above.

LANDLORD:
BROOKFIELD DB INC., AS SUCCESSOR-IN- INTERTEST TO BROOKFIELD DEVELOPMENT CALIFORNIA INC. AND BCED MINNESOTA INC.

By	/s/ Frank P. Halm

Name/Title	Frank P. Halm, Vice President

By	/s/ Jeffrey W. Essen

Name/Title	Jeffrey W. Essen, Vice President

TENANT:
DAIN RAUSCHER CORPORATION, AS SUCCESSOR- IN-INTEREST TO INTERRA FINANCIAL INCORPORATED AND INTER- REGIONAL FINANCIAL GROUP, INC.

By	/s/ Authorized signatory

Name/Title

By

Name/Title

EXHIBIT A

Parcel 1:

Lots 1, 2, 9 and 10, and the Northwesterly 23 feet (front and rear) of Lots 3 and 8, all in Block 87, Town of Minneapolis, (now City of Minneapolis); also the Northwesterly  1/2 of the alley running through the center of said Block 87, from 5th Street to 6th Street (being streets in the City of Minneapolis), the Northwesterly boundary line of which alley is parallel to and 23 feet Southwesterly from the Northwesterly line of said Lots 3 and 8, in said Block 87; it being intended hereby to embrace the Northwesterly  1/2 of said Block 87.

Parcel 2:

The Northwesterly 10 feet of the following described property:

All that part of Block 87 in the original town of Minneapolis (now a part of the City of Minneapolis) bounded and described as follows, to-wit: Commencing at the most Easterly corner of said Block 87 being the corner formed by the intersection of the Southwesterly boundary line of Fifth Street with Northwesterly boundary line of First Avenue South (now Marquette Avenue and formerly Minnetonka Street) in the City of Minneapolis; thence running Southwesterly along the line dividing said Marquette Avenue from said Block 87 a distance of 165 feet, more or less, to an intersection with aline drawn through the center of said Block 87 parallel with and equally distant from the Northwesterly boundary line of Sixth Street and the Southwesterly boundary line of Fifth Street, thence running Northwesterly along said line drawn through the center of Block 87 a distance of 165 feet; thence Northwesterly and parallel with and said Northwesterly boundary line of said Marquette Avenue a distance of 165 feet; thence Northwesterly and parallel with the said Northwesterly boundary line of said Marquette Avenue a distance of 165 feet, more or less, to the Southwesterly boundary line of Fifth Street at a distance of 165 feet Northwesterly from the Northwesterly corner of said Fifth Street from said Block 87 a distance of 165 feet to the point of beginning, according to the plat thereof on file and of record in the office of the county Recorder, in and for Hennepin County, Minnesota.

Parcel 3:

The Northwesterly 10 feet of the following described Tract:

The Southwesterly Half front and rear of Lot 3, Block 87, town of Minneapolis and the Southwesterly Half front and rear of the Southwesterly Half front and rear of the vacated alley in said Block, according to the plat thereof on file and of record in the office of the register of Deeds in and for said County.